UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2010

Item 1. Report to Stockholders.

FPA New Income, Inc.

Semi-Annual Report

March 31, 2010

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

53191

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Semi-Annual Report covers the six-month period ended March 31, 2010. Your Fund's net asset value (NAV) closed at $11.05. Dividends of $0.09 and $0.095 were paid on October 6 and December 18, 2009, to holders of record on September 30 and December 11, 2009, respectively. There were no capital gains distributions.

The following table shows the average annual total return for several different periods ended on that date for the Fund calculated at net asset value (NAV) and net of the maximum sales charge of 3.5% of the offering price. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost and prior performance does not guarantee future results.

	Periods Ended March 31, 2010
	1 Year	5 Years	10 Years	15 Years	20 Years	6/30/1984 Inception
FPA New Income (NAV)	3.08%	4.13%	5.43%	6.01%	7.18%	8.65%
FPA New Income(Net of Sales Charge)	(0.52)%	3.39%	5.06%	5.76%	6.99%	8.50%
Lipper A-Rated Bond Fund Average	17.12%	4.10%	5.48%	5.93%	6.75%	NA
Barclays Govt/Credit Index	7.51%	5.17%	6.22%	6.53%	7.14%	8.44%

The Fund's total rate of return calculated at NAV for the six months was 1.32% versus 3.64% and 1.34% for the Lipper Average and the Barclays Index, respectively. For the quarter ended March 31, 2010, your Fund's return at NAV was 1.19%, 2.41% for the Lipper Average and 1.55% for the Barclays Index. For the calendar year ended December 31, 2009, total returns were: FPA New Income, 2.89% at NAV; Lipper Average, 15.18%; and the Barclays Index, 4.52%.

As you can see from the performance results above, your Fund significantly underperformed the benchmarks for the year ended March 31, 2010. This underperformance is primarily due to our unwillingness to expose the Fund to significant amounts of credit risk last year and our very short duration; however, as you can see from our returns for longer periods, we continue to perform in line. We have consistently maintained focus on our core philosophy of "winning by not losing." This approach paid-off in the prior year by avoiding the losses incurred by many other bond funds while at the same time lowering volatility. We continue to be unwilling to accept virtually any bond volatility risk at the current unacceptably low yield levels as we feel that Treasury bond yields remain devoid of any investment merit. Any small rise in interest rates will likely produce a negative total return. In fact, it has now been almost 7 years since we wrote "Buyer's Strike" (June 16, 2003) and we still refuse to stretch for yield unless we are more than adequately compensated for the risk of doing so.

A measure of volatility risk is duration and your Fund's duration at March 31, 2010 was 1.49 years, up only modestly from the duration of 1.25 years at September 30, 2009. As a comparison, the duration of the Barclays Index was 5.29 years at March 31, 2010. Your Fund also continues to maintain an extremely high average quality rating. As of March 31, 2010, 92% of your Fund is invested in securities that have a rating of AAA or higher, with government/Agency securities included in that total equal to 83% of your Fund's net assets.

Changes to Investment Guidelines

Before we discuss portfolio activity and our views on the economy and fixed income markets, we made changes to the investment guidelines that need to be mentioned. At our last meeting with your Board of Directors, we proposed, and they concurred, with the following changes to the non-fundamental investment guidelines. First was the elimination of a 10% limitation on repurchase agreements and senior loans. By eliminating this restriction on repurchase agreements the Fund will have more short-term, money-market investment options. Short repurchase agreements utilizing government securities as collateral are very high-quality and flexible money-market investments that are of better credit quality than the very high-quality commercial paper we utilize today. While the "repo" will not be a substitute for commercial paper, it will typically be used for our shortest maturity needs. We have started to invest in senior loans within the less than "AA-rated" investment bucket. These loans are classified as illiquid and the Fund's restrictions only allow it to invest up to 15% in all illiquid securities. At times we find that the senior loan or "bank loan" is a good risk/return opportunity in the high-yield segment of the bond market. By separating the repurchase agreements from the senior loans and eliminating this limitation, we can better utilize both in the portfolio.

Second, within the 15% illiquid securities limit, which is an Investment Company Act of 1940 limitation, we historically included all securities issued under Rule 144A. We have changed the 144A inclusion to not be a blanket inclusion. Over the past decade the 144A portion of the market has expanded in issuers and issue size. For this reason, many 144A securities are just as liquid, if not more, than many non-144A issues. We will now have the ability to determine on a case-by-case basis which 144A issues can be excluded from the illiquid securities category. The Board will continue to review all 144A securities in the Fund's portfolio.

Third, with the expansion and maturation of the developed countries' securities markets, we felt it was appropriate to expand the allowable non-dollar security exposure to 25%. This expansion will give us an added tool in the event that the dollar's exchange rate among other major currencies declines. This decline in the value of the dollar has the potential to negatively impact U.S. interest rates, given that more than 50% of all Treasury issuance is to overseas investors. This added flexibility could also be used as a hedge against that potential interest-rate increase.

Next, with the massive changes in the single-family, mortgage-backed securities market, we felt that having added flexibility in this segment of the bond market may have benefits for your Fund and, as such, we have expanded allowable securities to include CMO and REMIC residuals. While at this time we do not contemplate their use, we felt it was important to have that flexibility in the future when the single-family mortgage securitization market returns. Currently, very few new securities are being created, but once that marketplace returns, the structures should be more flexible and favorable to own.

Finally, since the early 1990s the Fund has maintained a 15% limitation to derivatives. We have defined derivatives as mortgage-backed interest-only, principal-only, accrual "Z" bonds, and inverse-floater securities. As the bond market has become more sophisticated, the definition of derivatives has changed. That word now means instruments such as credit default swaps and interest-rate swaps, to name two. Starting with last year's Annual Report, we removed the derivative designation for these securities to conform to current industry disclosure standards. While the derivative label has been eliminated, the investment restriction for these types of securities remains at 15%.

These changes to the investment guidelines were made at the Board level since they are non-fundamental. There are, however, three additional changes we will be proposing that are fundamental and can only be changed with your consent, the shareholders. You will be receiving a proxy solicitation soon asking you to vote on the following changes. In that solicitation will be detail on why we feel these changes are a benefit to your Fund and will help contribute to maintaining the Fund's long-term investment record.

Current language in the investment guidelines states that the Fund may not acquire more than 10% of the outstanding indebtedness of any issuer. We propose to change that language to include the phrase "excluding securitizations or other asset backed securities." The limit is in place to protect the Fund from concentration risk in any one issuer. In the case of a securitization, these are usually comprised of hundreds of distinct loans that are pooled together to create one security, no different than an Agency mortgage-backed security. The risk is diversified across all the loans rather than any one distinct issuer as would usually be the case for a generic corporate bond.

The Fund may not purchase securities of other investment companies except in conjunction with a merger or consolidation. We propose to adjust that language to, "the Fund may not invest more than 10% of its total assets in the securities of other investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company." While we currently have no intention to invest in other investment companies, the change will allow us greater investment flexibility and will be consistent with the other FPA Funds and the 1940 Investment Company Act requirements. Please keep in mind that we would only make investments into other investment companies that invest in securities which are allowable under your Fund's investment guidelines, and that would help to fulfill our investment objective.

The Fund also currently has a limitation stating that the Fund may not invest more than 5% of its assets in the securities of any issuer which, together with predecessors, has been in continuous operation less than three years. Again, we propose to add the phrase "excluding securitizations or other asset-backed securities." Our rationale is similar to that outlined in the "10% invested in any issuer limitation" discussed above, in that the risk is diversified across all of the loans in those structures. Additionally, we are finding opportunities with newer securitization platforms that are less than three years old but offer good diversified opportunities.

Research Team Update

Over the past year we have been searching for talented individuals who we could bring to FPA and expand our fixed-income investment team. We are expecting a new analyst to be joining the team June 1. He is experienced in high-yield, distressed, special situations as well as private and public equity analysis. Given his mixture of equity and fixed income experience across many industries, this will allow us to expand our capabilities within the investment-grade corporate bond segment of the market. He will also be able to support and add valuable insight to the high-yield research effort. Even with this addition, we continue to look for another investment professional to broaden our analytical team.

Economic Thoughts

Much has been written about the explosion of debt in this country, whether it is the consumer portion or the government sector of the economy. In the past decade, similar comments were made regarding debt growth at the corporate level as well. From a broad perspective, can we draw any general benefits from this explosion of debt for the country as a whole? Using data compiled from the Federal Reserve Bank's Flow of Funds, we can get some insight to debt changes in the economy. As a starting point, as of the fourth quarter of 2009, total U.S. Credit Market Debt was $52.42 trillion, down 0.21% year over year. That amount represents about 375% of GDP, which well eclipses the previous high of 260% recorded during the Great Depression.

So how does this debt growth breakdown over the past year? Total "Private" Credit Market Debt declined over the last year as of Q4 2009 by 4.60%. "Private" debt is all debt except for Treasury, municipal and Agency debt. The government debt segment (Treasury, municipal and Agency debt) increased by 8.83%. The conclusion is that while debt growth is at the lowest level since 1952, the nation is not de-levering and as such is still laboring under an extreme level of debt service.

Since the end of World War II, how has the economy benefited from debt financing? Below is a table courtesy of Ned Davis Research that illustrates the change in total debt compared to the change in GDP segmented by decade starting with December 31, 1949.

Decade	Change in Debt (Billions $)	Change in GDP (Billions $)	GDP/Debt
Dec 1949-Dec 1959	337.6	248.0	.73
Dec 1959-Dec 1969	752.1	491.3	.65
Dec 1969-Dec 1979	2,785.2	1,654.9	.59
Dec 1979-Dec 1989	8,562.8	2,922.3	.34
Dec 1989-Dec 1999	12,550.0	4,026.0	.32
Dec 1999-June 2009	27,403.6	4,543.5	.17

Starting with the decade of the 1980s the benefits of debt to GDP decline precipitately to a level for which every dollar of debt expands the economy by only 34 cents, about half the level of the 1960s. The most recent decade, however, is even worse, with a dollar of debt growth resulting in 17 cents of economic growth. This dramatically lower benefit is a primary cause of the country's overall leverage expansion over the past nine and one half years.

It is our opinion that further debt growth in the next decade could, at best, result in a benefit to economic growth similar to the last decade, but in fact it potentially may be even less. It would seem to us that the country will likely spend more and more of its capital resources just servicing debt rather than on projects and investments which could spur longer-term economic growth. As we have stated publicly, too much leverage by the government and individuals will be one of the most significant problems that must be solved over the next five to ten years.

A part of the increased government debt to GDP is a growing concern, on our part, that some form of increase in inflation could become part of the solution to the high leverage. We are entirely comfortable with the opinion that Federal Reserve policy will focus on not allowing deflation to occur. In an environment where de-levering the consumer is a partial solution to the problems of the country and that recapitalizing the banking system is a priority, allowing deflation would make accomplishing those two objectives very difficult. So in a world where high-quality bonds offer a real return well inside of historical norms, what securities can we purchase that will protect the portfolio against inflation? Many would look to the Treasury Inflation-Protected Securities or TIPS bonds; however, from a real yield perspective these securities are at best fully valued. As an example, over the last half-century, the real return on the 10-year Treasury note has been about 2.50%, while the real yield range over the past 6 months for a 10-year TIPS bond has been between 1.09% to 1.65%. From a real return perspective, we do not believe these securities offer tremendous value. However, their price action does add evidence to the conclusion that investors are concerned about inflation over the long term.

The looming problem of Social Security has been well documented, but less has been said about the pension system. The liabilities for benefits in this system have been heavily concentrated toward state and municipal employees. Over the last ten years benefits have been expanded for participants in these plans. It would appear, however, that returns within these plans may not have kept pace with the expansion of liabilities. Using data from Haver Analytics and Bloomberg, what has been the return for large assets classes? The table below illustrates those returns for the period February 2000 to February 2010 (total return, not annualized).

S&P 500	3 Month T-Bills	Real Estate	Commodities	High Grade Corporate	Long term Treasuries	Gold
-3%	34%	60%	94%	93%	105%	272%

Even if these pension plans were almost exclusively invested in commodities, corporate bonds and long-term Treasuries, the returns experienced over the last decade probably did not keep up with benefit liability growth. In our opinion, it is doubtful that the returns equaled or exceeded the actuarially assumed investment returns, which tend to range from the low 6% level upwards to 8%. This leads us to believe that, going forward, the contribution to these plans by states and municipalities will need to increase in order to cover the required funding. That is, unless these plans are able to significantly reduce future benefits; lowering pension payments or lengthening of the retirement age are two examples of how to improve the funding status of these plans. Unless corrected, this will remain a contributor to increased borrowing needs either in the form of bond issuance or tax increases, both of which are generally considered impediments to economic growth.

This higher debt issuance and higher leverage are key components of our view that interest rates should rise over the intermediate term. Until such time as Treasury rates approach their long-term median level (6.2% for the ten year note), we feel that bond investors need to take a very cautious stance towards interest-rate risk. The higher taxes and higher debt levels, which we think will retard economic growth, do not make high-yield credits very attractive at this point either.

With this economic overlay, our view toward interest-rate risk leads us to have investment interest in the 5-year and shorter maturity segment of the market. Within this maturity segment over the past 6 months, we have focused on two major areas; the Agency debenture segment and the Agency mortgage segment. Within the Agency mortgage segment, according to Tyler Mathisen of CNBC, "we have concentrated on the fine Bordeaux segment of the market." In investment terms that translates into 2003 vintage and older 15-year and some 30-year maturity mortgage loans. We have been agnostic as to whether these mortgages came in original pool form or were the underlying loans of a Collateralized Mortgage Obligation or CMO. From a yield perspective, these investments have ranged between 2.5% and 3.4%.

So why are these mortgage securities viewed as such a fine vintage? First, the loan to value at the time of issuance was generally 80% or less. With the decline in housing experienced since the mid-2006 peak, that loan to value in these securities remains unchanged. Next, 2003 represented the highest number of refinancings to date in the Agency mortgage market, so the borrowers remaining today have been in their home a long time, and in the case of the 15-year maturity, are now less than 10 years from owning their home free and clear. In old-fashioned terms, they can look forward to having a mortgage burning party (which means we got our money back). Documentation on these loans, as a rule, was much stricter than for many of the loans issued in 2006-2007, which was the height of the competitive market place, and where rate, term and ease of application ruled the day. For these reasons, our expectations on these securities are for lower defaults, reduced refinancing risk, and slightly higher coupon rates than more recent issuances.

The next segment of focus in the portfolio has been Agency debentures. We have interest in one specific type of security, and that is the Agency step-up coupon structure. In simple terms, the coupon on the bond increases periodically, but at each increase in the coupon, or "step-up," the bond is callable. This is the second time we have employed the use of this type of Agency debenture structure; we previously used it in the fall of 2003 through the middle of 2004. Similar to today, Treasury rates were at an extremely low level, and the spread between short-term and long-term interest rates was historically one of the widest.

Over the past 6 months the allocation to the Agency debenture segment of the market has been about 31% of the portfolio, with the vast majority of the holdings being the step-up notes. Based on whether the final maturity was 3 or 5 years, the first coupon has started at between 0.75% and 2.375%. If the step-up notes are not called, the yield-to-maturity would range between approximately 1.75% and 3.6%, which is not that dissimilar to the mortgage portion of the portfolio. We view the bond two ways. If called, the short-term return is competitive on a duration matched basis and, if not called due to rising interest rates, the increasing coupon in the step-up structure will assist in protecting the market value of the bond.

A majority of the step-up coupon holdings are issued by FNMA and FHLMC. During the period of time in which both of these entities were unable to produce audited financial statements, the Fund did not hold debentures from these two entities. Only after both organizations were put into conservatorship by the federal government in September of 2008, did we decide to own their debentures. As the result of conservatorship, it is our view that the federal government will stand behind the payment of principal and interest on FNMA and FHLMC debentures. Given the problems that continue to befall the single-family mortgage industry, the government realizes that these entities will play a critical role in delivering the government policies which they feel will help rehabilitate this sector of the economy. One only needs to look at 2009 and realize their importance, as FNMA, FHLMC and GNMA represented over 90% of all mortgage originations. Another indicator of how the federal government views these two entities came on December 24, 2009, when it was announced that the $400 billion funding cap for both companies was being lifted and, in effect, government support became unlimited.

From a high-yield perspective, we have found a few ideas that fit our criteria of five years or less to maturity. Over the past six months we were able to add to the Airline Enhanced Equipment Trust Certificates through the purchase of bonds issued by American and Continental Airlines. Additionally, we made a small acquisition of Qwest Communications bonds. With our view that sustainable economic growth is questionable, the macro-economic backdrop does not favor the lower-quality credit segment of the market in a broad sense. In addition, high degrees of leverage within this segment still prevail. As an example, looking at the high-yield loan market, Average Current Debt to EBITDA stands at about 5.1 times, which compares with the beginning of 2007, just before the economic downturn, when that ratio was 4.9 times. That being said, the yield-to-maturity of the various high-yield indices have nearly returned to the levels seen at the end of 2007. This makes a generally favorable view toward the high-yield market difficult and results in only a small subset of shorter maturities and of higher-quality names potentially attractive.

Finally, we would like to bring to your attention that Lawrence J. Sheehan retired from the Board in February of this year after 24 years of service to the Fund. Larry began his service to the Fund as legal counsel starting in 1986, and was first elected as a Director in 1994. His wise counsel and thoughtful guidance will be missed.

In closing, we would like to thank every shareholder of the Fund for the trust you have placed in us to manage a portion of your assets. We continue to focus on preservation of capital while waiting for a better long-term environment in which to deploy the assets of the Fund into securities with a more favorable risk/return potential.

Respectfully submitted,

Thomas H. Atteberry
Chief Executive Officer and Portfolio Manager

April 26, 2010

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

March 31, 2010

Bonds & Debentures		95.0%
U.S. Agencies	32.3%
Mortgage-Backed	23.4%
Corporate	8.0%
Mortgage Pass-Through	7.8%
Short-Term U.S. Government & Agencies	7.4%
Stripped Mortgage-Backed	5.4%
U.S. Treasury	4.5%
Commercial Mortgage-Backed	3.7%
Asset-Backed	1.4%
Municipal	1.1%
Short-Term Investments		4.5%
Other Assets and Liabilities, net		0.5%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

For the Six Months Ended March 31, 2010

Principal Amount
NET PURCHASES
Non-Convertible Bonds & Debentures
Cabela's Inc. 2006-3A CL A1 — 5.26% 2014 (1)	$53,325,000
Federal National Mortgage Association — 1% 2012 (1)	$48,179,000
Federal National Mortgage Association — 2.15% 2014 (1)	$46,750,000
Federal National Mortgage Association — 2.2% 2014 (1)	$46,750,000
Federal National Mortgage Association — 2.3% 2016 (1)	$48,200,000
Federal National Mortgage Association — 2.55% 2015 (1)	$46,750,000
Federal National Mortgage Association 2010-34 CL MA — 5% 2035 (1)	$55,530,000
Federal National Mortgage Association 2010-35 CL PA — 5% 2040 (1)	$54,590,000
NET SALES
Non-Convertible Bonds & Debentures
Federal Home Loan Bank — 1.25% 2012 (2)	$40,415,000
Federal Home Loan Bank — 2% 2014 (2)	$48,840,000
Federal Home Loan Bank — 2% 2014 (2)	$47,010,000
Federal Home Loan Bank — 2.35% 2015 (2)	$42,675,000
Federal Home Loan Mortgage Corporation — 1.5% 2012 (2)	$33,500,000
Federal Home Loan Mortgage Corporation — 2.375% 2015 (2)	$42,255,000
Federal National Mortgage Association — 1% 2011 (2)	$31,100,000
Federal National Mortgage Association — 2% 2014 (2)	$30,225,000
Federal National Mortgage Association — 2% 2014 (2)	$44,019,000
U.S.Treasury Inflation-Indexed Notes — 2% 2012 (2)	$28,731,784

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2010

BONDS & DEBENTURES	Principal Amount	Value
U.S. AGENCIES SECURITIES — 32.3%
Federal Agricultural Mortgage Corporation
—3.875% 2011	$58,340,000	$60,571,505
—4.875% 2011*	44,665,000	46,195,670
—5.5% 2011*	19,600,000	20,630,960
Federal Farm Credit Bank
—0.73719% 2011	60,000,000	60,324,000
—5.55% 2012	17,440,000	17,628,352
Federal Home Loan Bank
—0.5% 2011	19,260,000	19,236,310
—0.5% 2011	40,685,000	40,599,968
—0.75% 2011	36,740,000	36,557,402
—1% 2012	37,900,000	37,619,919
—1% 2013	44,580,000	44,246,987
—1.05% 2012	40,075,000	39,886,647
—1.25% 2012	44,015,000	43,826,616
—2% 2013	46,900,000	46,913,601
—2% 2014	49,145,000	49,167,115
—2.25% 2014	46,865,000	46,872,030
Federal Home Loan Mortgage Corporation
—2% 2014	30,560,000	30,565,806
—2.25% 2014	32,940,000	32,916,283
—2.5% 2014	26,585,000	26,601,749
Federal National Mortgage Association
—1% 2012	48,179,000	47,854,274
—1.25% 2011	40,225,000	40,174,317
—1.32% 2012	34,520,000	34,354,994
—1.75% 2014	34,490,000	34,453,096
—2% 2014	41,260,000	41,216,264
—2% 2014	37,975,000	37,792,720
—2% 2015	46,265,000	46,292,759
—2.125% 2014	38,605,000	38,602,298
—2.15% 2014	46,750,000	46,795,815
—2.2% 2014	46,750,000	46,675,200
—2.25% 2014	42,665,000	42,741,797
—2.3% 2016	48,200,000	48,156,138
—2.55% 2015	46,750,000	46,765,895
—3.52133% 2013	21,250,000	21,239,375
TOTAL U.S. AGENCIES SECURITIES		$1,273,475,862
MORTGAGE-BACKED SECURITIES — 23.4%
Chase MTG 2003-S14 CL 2A4 — 7.5% 2034	$7,204,213	$7,337,131

PORTFOLIO OF INVESTMENTS

March 31, 2010

BONDS & DEBENTURES — Continued	Principal Amount	Value
Federal Home Loan Bank
V9-2014 — 5.2% 2014	$28,693,310	$30,534,560
00-0606 CL Y — 5.27% 2012	22,163,411	23,370,874
VN-2015 CL A — 5.46% 2015	41,055,610	43,730,383
Federal Home Loan Mortgage Corporation
2630 CL KS — 4% 2017	27,350,000	28,111,971
2786 CL JC — 4% 2018	5,097,397	5,263,419
2869 CL JA — 4% 2034	23,307,280	23,743,825
2877 CL WA — 4.25% 2034	23,379,229	24,156,588
2706 CL UG — 4.5% 2016	11,688,159	12,114,543
2677 CL LD — 4.5% 2017	21,107,609	21,897,245
3439 CL AC — 4.5% 2022	33,202,252	34,702,994
2509 CL CB — 5% 2017	14,663,460	15,408,657
3080 CL MA — 5% 2018	10,776,900	11,040,072
3285 CL LC — 5% 2025	34,371,727	36,076,565
2780 CL MA — 5% 2030	9,211,775	9,412,776
3003 CL KH — 5% 2034	1,919,676	1,926,164
2494 CL CF — 5.5% 2017	14,930,626	15,740,314
2503 CL B — 5.5% 2017	14,569,094	15,365,441
2792 CL PB — 5.5% 2017	4,786,743	4,794,737
R005 CL AB — 5.5% 2018	35,581,203	36,854,298
2542 CL PG — 5.5% 2031	17,424,313	17,809,739
2903 CL UZ — 5.5% 2031	23,031,647	23,665,708
2922 CL Z — 5.5% 2032	29,246,541	30,233,027
3133 CL BD — 5.75% 2033	10,172,624	10,523,071
3614 CL DY — 6% 2027	34,206,705	36,611,436
Federal National Mortgage Association
2004-90 CL GA — 4.35% 2034	16,741,643	17,257,788
2003-35 CL MG — 4.5% 2015	2,538,916	2,542,293
2002-83 CL HC — 5% 2017	8,843,739	9,002,130
2008-77 CL DA — 5% 2023	17,215,027	18,080,599
2004-60 CL LB — 5% 2034	26,965,458	28,378,448
2005-4 CL E — 5% 2032	20,354,996	21,254,076
2010-34 CL MA — 5% 2035	55,530,000	59,417,100
2010-35 CL PA — 5% 2040	54,590,000	58,411,300
2003-W17 CL 1A5 — 5.35% 2033	21,927,563	22,789,974
2009-116 CL PA — 5.5% 2024	19,562,512	20,914,282
2006-53 CL PA — 5.5% 2026	7,670,682	7,809,214
2006-21 CL CA — 5.5% 2029	11,490,856	11,977,149
2002-70 CL QG — 5.5% 2031	12,700,268	13,007,487
2004-52 CL KA — 5.5% 2032	12,876,591	13,179,835
2003-28 CL PG — 5.5% 2032	18,749,539	19,698,266

PORTFOLIO OF INVESTMENTS

March 31, 2010

BONDS & DEBENTURES — Continued	Principal Amount	Value
2005-6 CL KA — 5.5% 2032	$12,419,733	$12,688,744
2002-87 CL N — 5.5% 2032	10,070,105	10,422,055
2005-118 CL ME — 6% 2032	27,130,000	28,434,139
2004-W6 — 8% 2034	4,089,075	4,186,722
SASC 2002-RM1 CL A — 0.89606% 2037*	29,746,837	24,671,283
TOTAL MORTGAGE-BACKED SECURITIES		$924,548,422
CORPORATE BONDS & DEBENTURES — 8.0%
American Airlines PT Trust — 6.817% 2011	$14,464,000	$14,468,628
American Honda Finance Corporation — 2.63781% 2011	33,000,000	33,016,500
Barclays Bank plc
—1.9% 2014	37,858,000	37,922,359
—4.5% 2017	45,000,000	44,863,650
CIT Group Inc.
—7% 2013	1,273,373	1,239,947
—7% 2014	1,910,063	1,811,160
—7% 2015	1,910,063	1,783,521
—7% 2016	3,183,440	2,938,474
—7% 2017	4,456,816	4,120,415
Commonwealth Bank of Australia
—3.125% 2017*	50,445,000	50,372,864
—3.5% 2017*	54,963,000	54,899,793
Continental Airlines Company 1997-1 1A — 7.461% 2015	3,694,003	3,539,445
Delta Airlines, Inc.
—7.111% 2011	6,711,000	7,001,788
—7.57% 2010	4,876,000	4,981,468
Freeport-McMoRan Copper & Gold Inc. — 3.88125% 2015	9,585,000	9,680,850
Michaels Stores, Inc. — 2.5% 2013*	6,377,008	6,074,100
Northwest Airlines, Inc. — 6.841% 2011	8,472,000	8,517,918
Qwest Corporation — 3.50703% 2013	7,139,000	7,191,829
Toyota Motor Credit Corporation — 3.52% 2013	21,000,000	20,821,500
TOTAL CORPORATE BONDS & DEBENTURES		$315,246,209
MORTGAGE PASS-THROUGH SECURITIES — 7.8%
Federal Home Loan Mortgage Corporation
848215 — 3.165% 2038	$6,448,857	$6,709,971
G11470 — 4.5% 2013	1,062,424	1,108,533
B18693 — 4.5% 2015	3,003,974	3,158,048
J03433 — 6% 2016	4,735,079	5,084,244
J04028 — 6% 2016	1,010,920	1,083,221
J02913 — 6% 2016	1,554,565	1,665,576

PORTFOLIO OF INVESTMENTS

March 31, 2010

BONDS & DEBENTURES — Continued	Principal Amount	Value
G12261 — 6% 2016	$2,219,780	$2,373,233
E02206 — 6% 2016	1,161,448	1,254,352
J03602 — 6% 2016	591,714	635,359
J03666 — 6% 2016	531,932	570,412
J03856 — 6% 2016	1,031,835	1,107,881
J04095 — 6% 2017	2,510,810	2,689,806
J04191 — 6% 2017	597,731	641,515
G12661 — 6% 2017	5,979,433	6,403,674
G12648 — 6% 2017	904,022	968,434
J04756 — 6% 2017	741,895	798,858
J04809 — 6% 2017	810,830	872,567
J04845 — 6% 2017	1,114,451	1,198,837
J05642 — 6% 2017	4,104,070	4,404,529
E02330 — 6% 2017	988,893	1,067,174
G12139 — 6.5% 2019	7,648,940	8,149,028
A26942 — 6.5% 2034	1,322,753	1,441,483
G08107 — 6.5% 2036	6,956,694	7,524,430
P50543 — 6.5% 2037	481,636	521,145
Federal National Mortgage Association
AD0705 — 2.823% 2040	11,628,667	12,103,000
254681 — 4.5% 2013	723,453	751,060
254758 — 4.5% 2013	12,173,567	12,656,858
255175 — 4.5% 2014	1,463,892	1,530,294
890123 — 4.5% 2016	13,423,031	14,014,315
735453 — 5% 2019	19,471,900	20,591,729
890122 — 5% 2021	15,842,111	16,750,656
890083 — 5% 2021	19,859,881	21,014,137
725492 — 5.5% 2014	1,378,010	1,448,826
255356 — 5.5% 2014	4,357,146	4,598,924
257100 — 5.5% 2018	4,254,842	4,561,191
995327 — 5.5% 2019	7,406,559	7,957,014
865963 — 5.901% 2036	10,641,131	11,316,843
253997 — 6% 2011	258,786	265,059
725258 — 6% 2012	1,768,383	1,831,178
256266 — 6% 2016	2,614,148	2,797,008
256385 — 6% 2016	528,241	566,148
256502 — 6% 2016	1,128,169	1,210,029
256547 — 6% 2016	8,374,957	8,989,511
256560 — 6% 2017	8,255,817	8,858,244
928002 — 6% 2017	916,739	984,688
256632 — 6% 2017	2,771,274	2,975,794
256683 — 6% 2017	5,289,555	5,681,776

PORTFOLIO OF INVESTMENTS

March 31, 2010

BONDS & DEBENTURES — Continued	Principal Amount	Value
928100 — 6% 2017	$854,680	$917,687
928128 — 6% 2017	710,810	762,919
928249 — 6% 2017	1,247,172	1,340,997
256743 — 6% 2017	2,138,102	2,299,849
256838 — 6% 2017	163,324	175,786
256794 — 6% 2017	4,712,153	5,070,277
256869 — 6% 2017	9,636,033	10,370,684
893835 — 6.5% 2036	773,622	833,593
894362 — 6.5% 2036	1,312,574	1,414,180
894363 — 6.5% 2036	1,010,734	1,088,975
906417 — 6.5% 2036	2,031,666	2,188,836
909540 — 6.5% 2037	1,015,186	1,093,619
923306 — 6.5% 2037	1,223,159	1,317,526
820812 — 6.5% 2035	633,821	688,716
840325 — 6.5% 2035	2,102,903	2,280,703
844274 — 6.5% 2035	3,574,169	3,876,365
844613 — 6.5% 2035	2,259,770	2,450,834
845365 — 6.5% 2036	7,481,486	8,112,100
846597 — 6.5% 2035	1,906,552	2,067,255
848270 — 6.5% 2036	1,191,050	1,291,444
848420 — 6.5% 2035	6,101,864	6,616,190
850655 — 6.5% 2036	4,557,402	4,940,360
851095 — 6.5% 2036	3,964,652	4,296,810
865176 — 6.5% 2036	6,761,815	7,330,010
323282 — 7.5% 2028	768,022	849,494
Government National Mortgage Association 782281 — 6% 2023	9,920,989	10,902,175
TOTAL MORTGAGE PASS-THROUGH SECURITIES		$309,463,976
SHORT-TERM U.S. GOVERNMENT & AGENCIES SECURITIES — 7.4%
Federal National Mortgage Association Discount Note — 0.42% 12/01/10	$38,411,000	$38,316,893
U.S. Treasury Bill
—0.25042% 08/26/10	150,000,000	149,875,050
—0.2725% 11/18/10	90,000,000	89,852,742
—0.3057% 06/17/10	4,000,000	3,998,734
—0.375% 09/23/10	7,500,000	7,491,688
TOTAL U.S. GOVERNMENT & AGENCIES SECURITIES — SHORT-TERM		$289,535,107
STRIPPED MORTGAGE-BACKED SECURITIES — 5.4%
INTEREST ONLY SECURITIES
Federal Home Loan Mortgage Corporation
2558 CL JW — 5.5% 2022	$6,876,872	$541,760
217 — 6.5% 2032	1,447,338	335,059

PORTFOLIO OF INVESTMENTS

March 31, 2010

BONDS & DEBENTURES — Continued	Principal Amount	Value
Federal National Mortgage Association
2003-64 CL XI — 5% 2033	$8,856,770	$1,138,006
Government National Mortgage Association
2004-43 — 0.69552% 2044	135,886,356	3,292,526
2005-9 — 0.70518% 2045	28,183,119	870,013
2002-56 — 0.72501% 2042	1,216,882	17,754
2004-108 — 0.72963% 2044	39,057,173	1,192,806
2006-5 — 0.74726% 2046	99,049,070	3,671,749
2006-30 — 0.76956% 2046	25,687,141	1,042,641
2006-15 — 0.80464% 2046	30,304,764	1,087,032
2004-10 — 0.81581% 2044	148,450,240	3,565,775
2007-15 — 0.81582% 2047	183,957,708	8,997,372
2005-90 — 0.84047% 2045	121,562,819	4,277,796
2010-18 — 0.88994% 2050	179,603,245	9,168,746
2005-50 — 0.89932% 2045	2,358,156	90,388
2007-34 — 0.93336% 2047	59,367,691	2,940,482
2007-4 — 0.93965% 2047	57,229,196	2,803,086
2008-48 — 0.9677% 2048	159,117,526	6,894,562
2006-67 — 0.98848% 2046	74,374,282	3,426,423
2008-78 — 0.99061% 2048	144,890,928	7,059,086
2007-77 — 1.03217% 2047	206,815,821	10,427,654
2008-92 — 1.0407% 2048	150,291,096	8,264,507
2009-119 — 1.05932% 2049	288,540,939	16,389,125
2007-55 — 1.06547% 2047	149,217,195	7,763,771
2009-105 — 1.09567% 2049	134,184,388	7,843,078
2009-60 — 1.142% 2049	148,145,645	8,768,741
2008-45 — 1.14341% 2048	159,238,942	7,678,502
2009-86 — 1.15261% 2049	147,920,365	8,462,524
2008-8 — 1.17534% 2047	203,660,179	10,264,473
2010-28 — 1.17568% 2050	142,725,039	8,786,510
2008-24 — 1.22305% 2047	76,542,335	4,252,692
2009-4 — 1.34898% 2049	158,132,265	10,700,810
2009-49 — 1.40597% 2049	145,928,950	9,984,459
2009-71 — 1.73293% 2049	159,751,869	12,497,389
2006-55 — 1.93179% 2046	107,883,212	4,573,169
2009-30 — 1.97886% 2049	125,909,246	11,335,609
PRINCIPAL ONLY SECURITIES
Federal Home Loan Mortgage Corporation 217 — 6.5% 2032	1,447,338	1,234,854
TOTAL STRIPPED MORTGAGE-BACKED SECURITIES		$211,640,929

PORTFOLIO OF INVESTMENTS

March 31, 2010

BONDS & DEBENTURES — Continued	Principal Amount	Value
U.S. TREASURY SECURITIES — 4.5%
U.S.Treasury Inflation-Indexed Notes — 0.875% 2010	$178,458,267	$178,514,035
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.7%
Government National Mortgage Association
2009-119 CL A — 3.120% 2049	$24,262,710	$24,347,144
2008-48 CL A — 3.725% 2029	18,110,474	18,304,618
2004-67 CL C — 4.712% 2025	14,921,407	15,261,466
2005-34 CL B — 4.739% 2029	19,000,000	19,666,330
2009-4 CL AB — 4.80% 2037	6,426,085	6,792,115
2007-69 CLASS B — 4.959% 2030	7,065,000	7,441,988
2004-51 CL B — 4.982% 2024	10,030,000	10,395,694
2002-9 CL C — 6.269% 2027	3,301,350	3,492,300
Washington Mutual CMS 2007-SL2 CL A — 5.31358% 2049	44,654,530	38,415,846
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES		$144,117,501
ASSET-BACKED SECURITIES — 1.4%
Cabela's Inc. 2006-3A CL A1 — 5.26% 2014*	$53,325,000	$55,286,294
MUNICIPAL SECURITIES — 1.1%
Irvine Ranch WTR RF-2 CALIFORNIA — 8.18% 2014	$40,150,000	$44,265,375
TOTAL INVESTMENT SECURITIES — 95.0% (Cost $3,732,342,604)		$3,746,093,710
SHORT-TERM INVESTMENTS — 4.5% (Cost $178,786,555)
Short-Term Corporate Notes:
General Electric Capital Corporation — 0.13% 04/06/10	$47,461,000	$47,460,143
General Electric Capital Corporation — 0.05% 04/07/10	40,000,000	39,999,667
Federal Home Loan Bank Discount Note — 0.12% 04/12/10	30,624,000	30,622,877
General Electric Company — 0.14% 04/15/10	48,300,000	48,297,370
General Electric Company — 0.16% 04/29/10	12,069,000	12,067,498
State Street Bank Repurchase Agreement — 0.01% 04/01/10
(Collateralized by U.S. Treasury Bill 0% 2030)	339,000	339,000
TOTAL SHORT-TERM INVESTMENTS		$178,786,555
TOTAL INVESTMENTS — 99.5% (Cost $3,911,129,159)		$3,924,880,265
Other assets and liabilities, net — 0.5%		21,166,831
TOTAL NET ASSETS — 100.0%		$3,946,047,096

*  Restricted security. These restricted securities constituted 6.5% of total net assets at March 31, 2010.

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2010

ASSETS
Investments at value:
Investments securities — at market value (identified cost $3,732,342,604)	$3,746,093,710
Short-term investments — at amortized cost (maturities 60 days or less)	178,786,555	$3,924,880,265
Cash		976
Receivable for:
Interest	$18,056,523
Capital Stock sold	14,614,546	32,671,069
		$3,957,552,310
LIABILITIES
Payable for:
Capital Stock repurchased	$9,326,868
Advisory fees	1,672,224
Investment securities purchased	339,172
Accrued expenses and other liabilities	166,950	11,505,214
NET ASSETS		$3,946,047,096
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 400,000,000 shares; outstanding 357,113,087 shares		$3,571,131
Additional Paid in Capital		3,955,580,052
Accumulated net loss on investments		(58,569,400)
Undistributed net investment income		31,714,207
Unrealized appreciation of investments		13,751,106
NET ASSETS		$3,946,047,096
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$11.05
Maximum offering price per share (100/96.5 of per share net asset value)		$11.45

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2010

INVESTMENT INCOME
Interest		$73,516,572
EXPENSES
Advisory fees	$9,621,124
Transfer agent fees and expenses	1,317,050
Reports to shareholders	237,005
Registration fees	163,077
Custodian fees and expenses	120,316
Directors' fees and expenses	41,667
Audit and tax fees	23,180
Legal fees	8,667
Other expenses	66,401	11,598,487
Net investment income		$61,918,085
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities (excluding short-term investments with maturities 60 days or less)	$1,288,964,892
Cost of investment securities sold	1,288,963,209
Net realized gain on investments		$1,683
Unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$25,601,743
Unrealized appreciation at end of period	13,751,106
Decrease in unrealized appreciation of investments		(11,850,637)
Net realized and unrealized loss on investments		$(11,848,954)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$50,069,131

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2010		For the Year Ended September 30, 2009
CHANGES IN NET ASSETS
Operations:
Net investment income	$61,918,085		$98,739,319
Net realized gain on investments	1,683		4,903,612
Change in unrealized appreciation of investments	(11,850,637)		15,575,521
Change in net assets resulting from operations		$50,069,131		$119,218,452
Distributions to shareholders from net investment income		(64,078,750)		(99,674,974)
Capital Stock transactions:
Proceeds from Capital Stock sold	$835,088,455		$2,630,632,211
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	44,998,303		68,856,109
Cost of Capital Stock repurchased*	(733,497,920)	146,588,838	(1,091,702,315)	1,607,786,005
Total change in net assets		$132,579,219		$1,627,329,483
NET ASSETS
Beginning of period		3,813,467,877		2,186,138,394
End of period		$3,946,047,096		$3,813,467,877
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		75,847,872		238,978,610
Shares issued to shareholders upon reinvestment of dividends and distributions		4,094,959		6,281,367
Shares of Capital Stock repurchased		(66,652,876)		(99,187,934)
Change in Capital Stock outstanding		13,289,955		146,072,043

*  Net of redemption fees of $135,327 and $302,273 for the periods ended March 31, 2010 and September 30, 2009, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31,		For the Year Ended September 30,
	2010		2009	2008	2007	2006	2005
Per share operating performance:
Net asset value at beginning of period	$11.09		$11.06	$11.03	$10.99	$11.04	$11.30
Income from investment operations:
Net investment income	$0.17		$0.36	$0.47	$0.50	$0.53	$0.48
Net realized and unrealized gain (loss) on investment securities	(0.02)		0.08	0.05	0.07	(0.04)	(0.34)
Total from investment operations	$0.15		$0.44	$0.52	$0.57	$0.49	$0.14
Less dividends from net investment income	$(0.19)		$(0.41)	$(0.49)	$(0.53)	$(0.54)	$(0.40)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$11.05		$11.09	$11.06	$11.03	$10.99	$11.04
Total investment return**	1.32%		4.03%	4.84%	5.36%	4.59%	1.27%
Ratios/supplemental data:
Net assets at end of period (in $000's)	3,946,047		3,813,468	2,186,138	1,832,030	1,819,107	1,845,485
Ratio of expenses to average net assets	0.60	%†	0.60%	0.61%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	3.20	%†	3.20%	4.21%	4.31%	4.68%	3.69%
Portfolio turnover rate	53	%†	64%	32%	53%	60%	42%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The total investment return for the period ended March 31, 2010 is not annualized.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2010

NOTE 1 — Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. Capital preservation is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund values securities pursuant to policies and procedures approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, these securities are valued at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. The Fund receives pricing information from independent pricing vendors that also use information provided by market makers or estimates of values obtained from data relating to securities with similar characteristics. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available from the sources above are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When

NOTES TO FINANCIAL STATEMENTS

Continued

interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O and P/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in I/Os.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $1,633,653,886 for the period ended March 31, 2010.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended March 31, 2010, the Fund paid aggregate fees of $41,667 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Accumulated net realized losses of $57,049,613 can be carried forward to offset future gains. The ability to carry these losses forward expires as follows: $11,766,225 in 2012, $7,719,581 in 2013, $20,873,466 in 2014, $16,390,845 in 2015, and $299,496 in 2017.

The cost of investment securities at March 31, 2010, for federal income tax purposes was $3,733,237,096. Gross unrealized appreciation and depreciation for all securities at March 31, 2010, for federal income tax purposes was $45,039,159 and $32,182,545, respectively, resulting in net unrealized appreciation of $12,856,614. As of and during the period ended March 31, 2010, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before September 30, 2006 or by state tax authorities for years ended before September 30, 2005.

NOTE 6 — Distributor

For the period ended March 31, 2010, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $47,083 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the period ended March 31, 2010, the Fund collected $135,327 in redemption fees, which amounted to less than $0.01 per share.

NOTE 8 — Distribution to Shareholders

On March 31, 2010, the Board of Directors declared a dividend from net investment income of $0.09 per share payable April 6, 2010 to shareholders of record on March 31, 2010. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 1, 2010.

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 9 — Disclosure of Fair Value Measurements

The Fund classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2010:

Investments	Level 1	Level 2	Level 3	Total
Bonds & Debentures
U.S. Agencies	—	$1,273,475,862	—	$1,273,475,862
Mortgage-Backed	—	924,548,422	—	924,548,422
Corporate	—	315,246,209	—	315,246,209
Mortgage Pass-Through	—	309,463,976	—	309,463,976
Short-Term U.S. Government & Agencies	$251,218,213	38,316,893	—	289,535,106
Stripped Mortgage-Backed	—	211,640,929	—	211,640,929
U.S. Treasury	178,514,035	—	—	178,514,035
Commercial Mortgage-Backed	—	144,117,501	—	144,117,501
Asset-Backed	—	55,286,294	—	55,286,294
Municipal	—	44,265,375	—	44,265,375
Short-Term Investments	—	178,786,555	—	178,786,555
Total Investments	$429,732,248	$3,495,148,016	—	$3,924,880,264

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2010

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2009	$1,000.00	$1,000.00
Ending Account Value March 31, 2010	$1,013.20	$1,021.97
Expenses Paid During Period*	$3.01	$3.03

*  Expenses are equal to the Fund's annualized expense ratio of 0.60%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2010 (182/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (74)*	Director & Chairman† Years Served: 12	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (73)*	Director† Years Served: 1	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	6

Alfred E. Osborne, Jr. – (65)*	Director† Years Served: 10	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Independent Directors Council, Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.

Patrick B. Purcell – (67)*	Director† Years Served: 4	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Allan M. Rudnick – (69)*	Director† Years Served: <1	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	3	California Council on Economic Education

Robert L. Rodriguez – (61)	Director† Portfolio Manager Years Served: 26	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Thomas H. Atteberry – (56)	Chief Executive Officer & Portfolio Manager Years Served: 5	Partner of the Adviser. Formerly Vice President of First Pacific Advisors, Inc. from 1997 to 2006.

Eric S. Ende – (65)	Vice President Years Served: 25	Partner of the Adviser. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (49)	Treasurer Years Served: 13	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (53)	Chief Compliance Officer Years Served: 15	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (55)	Secretary Years Served: 26	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (43)	Assistant Treasurer Years Served: 4	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA NEW INCOME, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TICKER: FPNIX
CUSIP: 302544101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts 02266-8500
30 Dan Road
Canton, Massachusetts 02021-2809
(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2009 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi- annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ THOMAS H. ATTEBERRY
Thomas H. Atteberry, Chief Executive Officer
(Principal Executive Officer)

Date: May 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA NEW INCOME, INC.

By:	/s/ THOMAS H. ATTEBERRY
Thomas H. Atteberry, Chief Executive Officer
(Principal Executive Officer)

Date: May 21, 2010

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: May 21, 2010